SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 31, 2003
                                 --------------

                        LORAL SPACE & COMMUNICATIONS LTD.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

Islands of Bermuda                  1-14180                           13-3867424
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(State or other                   (Commission                      (IRS Employer
jurisdiction of                   File Number)                    Identification
incorporation)                                                            Number


                         c/o Loral SpaceCom Corporation
                  600 Third Avenue, New York, New York 10016
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             (Address of principal executive offices) (Zip Code)


             Registrant's telephone number, including area code:
                                 (212) 697-1105
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Item 7.     Financial Statements, Pro Forma Financial
            -----------------------------------------
            Information and Exhibits.
            -------------------------

            (c)   Exhibits.

Exhibit 99.1 Press Release of Loral Space & Communications Ltd. dated March 31, 2003

Item 9.     Regulation FD Disclosure
            ------------------------

     The following information, required by Item 12 of Form 8-K (Results of Operations and Financial Condition), is being furnished under Item 9 in accordance with the guidance issued by the Securities and Exchange Commission on March 27, 2003.

     On March 31, 2003, Loral Space & Communications Ltd. reported its financial results for the three months and year ended December 31, 2002 in the Press Release attached hereto as Exhibit 99.1



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Loral Space & Communications Ltd.


                              By:  /s/ Avi Katz
                                   ---------------------------
                              Name:   Avi Katz
                              Title:  Vice President, General Counsel
                                      and Secretary

Date: April 3, 2003

                                  EXHIBIT INDEX
                                  -------------

Exhibit           Description
-------           -----------

Exhibit 99.1 Press Release of Loral Space & Communications Ltd. dated March 31, 2003